Exhibit 99.2 Maximizing Value Creation Through The Sale of Sporting Products Vista Outdoor October 2023

No Offer or Solicitation This communication is neither an offer to sell, nor a solicitation of an offer to buy any securities, the solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Additional Information and Where to Find It These materials may be deemed to be solicitation material in respect of the transaction among Vista Outdoor Inc., Revelyst, Inc., CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK GROUP a.s. (the “Transaction”). In connection with the Transaction, Revelyst, a subsidiary of Vista Outdoor, intends to file with the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 in connection with the proposed issuance of shares of common stock of Revelyst to Vista Outdoor stockholders pursuant to the Transaction, which Form S-4 will include a proxy statement of Vista Outdoor that also constitutes a prospectus of Revelyst (the “proxy statement/prospectus”). INVESTORS AND STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING VISTA OUTDOOR’S PROXY STATEMENT/PROSPECTUS (IF AND WHEN AVAILABLE), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and stockholders will be able to obtain the proxy statement/prospectus and any other documents (once available) free of charge through the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Vista Outdoor will be available free of charge on Vista Outdoor’s website at www.vistaoutdoor.com. Participants in Solicitation Vista Outdoor, Revelyst, CSG Elevate II Inc., CSG Elevate III Inc. and CZECHOSLOVAK GROUP a.s. and their respective directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from Vista Outdoor’s stockholders in respect of the Transaction. Information about Vista Outdoor’s directors and executive officers is set forth in Vista Outdoor’s proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on June 12, 2023 and subsequent statements of changes in beneficial ownership on file with the SEC. These documents are available free of charge through the SEC’s website at www.sec.gov. Additional information regarding the interests of potential participants in the solicitation of proxies in connection with the Transaction, which may, in some cases, be different than those of Vista Outdoor’s stockholders generally, will also be included in the proxy statement/prospectus relating to the Transaction, when it becomes available. 2

Safe Harbor Statement Certain statements in this presentation and other oral and written statements made by Vista Outdoor Inc. (“Vista Outdoor”, “we”, “us” or “our”) from time to time are forward-looking statements, including those that discuss, among other things: Vista Outdoor’s plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause Vista Outdoor’s actual results to differ materially from the expectations described in such forward-looking statements, including the following: risks related to the Transaction, including (i) the failure to receive, on a timely basis or otherwise, the required approval of the Transaction by Vista Outdoor’s stockholders, (ii) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals), (iii) the possibility that competing offers or acquisition proposals may be made, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the Transaction, including in circumstances which would require Vista Outdoor to pay a termination fee, (v) the effect of the announcement or pendency of the Transaction on Vista Outdoor’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, vendors, service providers and others with whom it does business, or its operating results and business generally, (vi) risks related to the Transaction diverting management’s attention from Vista Outdoor’s ongoing business operations and (vii) that the Transaction may not achieve some or all of any anticipated benefits with respect to either business segment and that Transaction may not be completed in accordance with our expected plans or anticipated timelines, or at all; impacts from the COVID-19 pandemic on Vista Outdoor’s operations, the operations of our customers and suppliers and general economic conditions; supplier capacity constraints, production or shipping disruptions or quality or price issues affecting Vista Outdoor’s operating costs; the supply, availability and costs of raw materials and components; increases in commodity, energy, and production costs; seasonality and weather conditions; Vista Outdoor’s ability to complete acquisitions, realize expected benefits from acquisitions and integrate acquired businesses; reductions in or unexpected changes in or Vista Outdoor’s inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products; disruption in the service or significant increase in the cost of Vista Outdoor’s primary delivery and shipping services for Vista Outdoor’s products and components or a significant disruption at shipping ports; risks associated with diversification into new international and commercial markets, including regulatory compliance; Vista Outdoor’s ability to take advantage of growth opportunities in international and commercial markets; Vista Outdoor’s ability to obtain and maintain licenses to third-party technology; Vista Outdoor’s ability to attract and retain key personnel; disruptions caused by catastrophic events; risks associated with Vista Outdoor’s sales to significant retail customers, including unexpected cancellations, delays, and other changes to purchase orders; Vista Outdoor’s competitive environment; Vista Outdoor’s ability to adapt its products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail; Vista Outdoor’s ability to maintain and enhance brand recognition and reputation; others’ use of social media to disseminate negative commentary about us, our products, and boycotts; the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation; Vista Outdoor’s ability to comply with extensive federal, state and international laws, rules and regulations; changes in laws, rules and regulations relating to our business, such as federal and state ammunition regulations; risks associated with cybersecurity and other industrial and physical security threats; interest rate risk; changes in the current tariff structures; changes in tax rules or pronouncements; capital market volatility and the availability of financing; foreign currency exchange rates and fluctuations in those rates; general economic and business conditions in the United States and our markets outside the United States, including as a result of the war in Ukraine and the imposition of sanctions on Russia, the COVID-19 pandemic, conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers. You are cautioned not to place undue reliance on any forward-looking statements we make. A more detailed description of risk factors that may affect our operating results can be found in Part 1, Item 1A, Risk Factors, of our Annual Report on Form 10-K for fiscal year 2023 and in the filings we make with Securities and Exchange Commission from time to time. We undertake no obligation to update any forward-looking statements, except as otherwise required by law. 3

Non-GAAP Financial Measures Non-GAAP financial measures such as adjusted EBITDA margin and adjusted EPS as included in this presentation are supplemental measures that are not calculated in accordance with Generally Accepted Accounting Principles (“GAAP”). Adjusted EPS guidance, excluding the impact of costs incurred to date for transition costs, executive transition costs, planned separation costs, restructuring, and post-acquisition compensation, is a non- GAAP financial measure that Vista Outdoor defines as EPS excluding the impact of these items. Vista Outdoor management is presenting this measure so a reader may compare EPS, excluding these items, as this measure provides investors with an important perspective on the operating results of the Company. Vista Outdoor management uses this measurement internally to assess business performance, and Vista Outdoor’s definition may differ from those used by other companies. Adjusted EPS should be considered in addition to, and not as a substitute for, GAAP EPS. Please see “Non-GAAP Reconciliation” for a reconciliation of adjusted EPS guidance to EPS guidance, the most directly comparable GAAP measure. Adjusted EBITDA is defined as net income before other income/(expense), interest, taxes, and depreciation and amortization, excluding certain non-recurring and non-cash items. We calculate adjusted EBITDA margin as adjusted EBITDA divided by net sales. Vista Outdoor management believes adjusted EBITDA margin provides investors with an important perspective on Vista Outdoor’s core profitability and helps investors analyze underlying trends in its business and evaluate its performance on an absolute basis and relative to its peers. Adjusted EBITDA margin should be considered in addition to, and not as a substitute for, GAAP net income margin. Vista Outdoor’s definition may differ from that used by other companies. Vista Outdoor has not reconciled adjusted EBITDA or adjusted EBITDA margin guidance to GAAP net income or GAAP net income margin guidance because Vista Outdoor does not provide guidance for net income, which is a reconciling item between GAAP net income and non-GAAP EBITDA. Accordingly, a reconciliation to net income is not available without unreasonable effort. 4

Preliminary Results The preliminary results for Q2 2024 included in this presentation are an estimate, based on information available to management as of the date of this presentation, and are subject to further changes upon completion of Vista Outdoor's quarter-end procedures. Vista Outdoor’s preliminary financial results should not be viewed as a substitute for full audited or reviewed financial statements prepared in accordance with GAAP, and undue reliance should not be placed on these preliminary financial results. Vista Outdoor's independent registered public accounting firm has not completed review procedures on the preliminary financial results included in this presentation or expressed any opinion or other form of assurance on such preliminary financial results. In addition, items or events may be identified or occur after the date of this presentation due to the completion of operational and financial closing procedures, final review adjustments and other developments that may require Vista Outdoor to make material adjustments to the preliminary financial results included in this presentation. 5

Sale of Sporting Products to Czechoslovak Group Creates Meaningful Stockholder Value

Vista Outdoor has entered into a definitive agreement to sell its Sporting Products business to Czechoslovak Group (“CSG”)

- Vista Outdoor's Board of Directors has determined that the sale of the Sporting Products business is the best strategic alternative for maximizing stockholder value

Upon completion, Sporting Products will become a wholly owned subsidiary of CSG, operating as a private company under experienced leadership

- “This is an important strategic step for our company in creating value though separating our Outdoor and Sporting Product segments”
  – Gary McArthur, Interim CEO of Vista Outdoor
- Sporting Products will be led by Jason Vanderbrink as CEO, Al Kerfeld as CFO and Jeff Ehrich as General Counsel and Corporate Secretary

Transaction Summary	
Purchase Price [1]	$1.91Bn
Valuation Multiple	~5x Sporting Products FY24 EBITDA including estimated standalone costs
Consideration	Consideration is all cash, supported by $1.11Bn of fully committed debt financing with the remaining amount funded by CSG
Timing	Expect to close this transaction in calendar year 2024, subject to approval of our stockholders, receipt of necessary regulatory approvals and other customary closing conditions
Use of Proceeds	• Pay off remaining debt • Deliver approximately $750M in cash to stockholders as part of transaction consideration • Remaining cash will be meaningful and stay on Outdoor Products’ balance sheet
Structure	• Vista Outdoor will separate its Outdoor Products business from its Sporting Products business, and CSG will merge one of its subsidiaries with Vista Outdoor (holding only the Sporting Products business), with current public stockholders of Vista Outdoor receiving shares of Outdoor Products and approximately $750 million in cash in aggregate • This will be treated as a taxable sale of a stockholder's Vista Outdoor shares for the Outdoor Products shares and cash consideration they receive in the merger, allowing stockholders to recover tax basis and recognize built-in gain and loss in their Vista Outdoor shares • Relative to a divestiture of Sporting Products as an asset sale, this structure has corporate level tax of approximately $50 million versus approximately $380 million for a divestiture as an asset sale and allows for the tax-efficient return of cash to stockholders

Note:
1. Subject to adjustments for cash, debt, transaction expenses and net working capital

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Compelling Strategic Rationale for Separation The sale of Sporting Products aligns with our vision for Outdoor Products as the world’s largest house of outdoor brands This enables us to focus on both our separation value creation thesis and on our path forward as two distinct companies well-positioned for success Enhanced Strategic Well-Capitalized to Strengthened Focus with Successfully Compelling Value Expanded Strategic Ability to Attract Supporting Execute its Capital for Stockholders Opportunities and Retain Talent Resources Allocation Strategy 7

Positions Sporting Products for Strategic Success A Transformational Combination Strategic Alignment Combines Sporting Products’ leading portfolio of U.S. ammunition brands with CSG’s diverse, global 1 defense portfolio Unlocking Opportunities for Growth As a private company, Sporting Products can focus on continued product innovation for a dedicated 2 and growing consumer base Maximized Focus Sporting Products’ strategy uniquely tailored to ammunition allowing for streamlined operational focus 3 8

(1) Planned Use of Net Proceeds Debt-Free Repay All Outstanding Debt Outdoor Products Cash to Approximately $750 Million of Cash as Part of Transaction Stockholders Consideration Well-Capitalized Remaining Amount of Cash Will be Meaningful and Stay on Outdoor Products Outdoor Products’ Balance Sheet Balance Sheet Note: 1. Defined as purchase price adjusted for cash, debt, transaction expenses and net working capital 9

Preliminary 2Q FY24 Results Operating Sales Income $347M – $352M $91M – $95M Sporting Products $325M – $330M $11M – $15M Outdoor Products 10

Updated FY24 Guidance Interest Effective Adj. EBITDA Sales Adj. EPS Expense Tax Rate Margin Vista $2.725Bn – 15.50% – $55M – ~19.5% $3.65 – $4.05 Outdoor $2.825Bn 16.25% $65M $1.450Bn – 26.50% – Sporting Products • Outlook anticipates that Sporting Products sales and $1.500Bn 27.50% profitability will continue to normalize • Outdoor Products anticipates to face pressures in the $1.275Bn – 7.75% – second half of 2024 Outdoor Products $1.325Bn 8.25% 11

Revelyst Well Positioned to Accelerate its Strategy Revelyst Overview As previously announced, Vista Outdoor’s Outdoor Products business will be re-named Revelyst, Inc., and the company will trade on the New York Stock Exchange under the ticker symbol “GEAR” Revelyst’s capital allocation strategy will prioritize: “Revelyst’s collective of • Organic growth and internal investment in operational improvements maker brands will leverage and new product development • Marketing and expanded e-commerce and international sales operational expertise, shared • Opportunistic share repurchases financial resources and cross- • Strategic acquisitions of outdoor businesses in existing and collaboration to become the adjacent spaces greatest house of brands in Serves consumers in diverse and fast-growing categories, representing a the outdoor industry” ~$15 billion core domestic market, with a total global addressable – Eric Nyman, CEO market exceeding $100 billion 12

CSG Will Enable Sporting Products To Achieve Its Full Potential Overview Headquartered in Prague, Czech Republic, Europe CSG is a leading industrial-technological holding company, operating within five strategic business segments, including defense, aerospace, ammunition, mobility and business “We look forward to building on Sporting Products’ success Manages a diverse portfolio of industrial and trade companies across the in delivering innovative, defense and civil sectors with over 10,000 employees worldwide quality products and are confident in the long-term value we Experienced management team with successful track record of driving can create together.” operational excellence across the portfolio – Michal Strnad, CEO 13

Non-GAAP Reconciliation

Non-GAAP Reconciliation Updated FY24 Full-Year Adjusted EPS Guidance Low High EPS guidance including transition costs, executive transition costs, planned separation costs, restructuring, and post-acquisition compensation $ 3.37 $ 3.77 Transition costs 0.07 0.07 Executive transition costs 0.01 0.01 Planned separation costs 0.13 0.13 Restructuring 0.06 0.06 Post-acquisition compensation 0.01 0.01 Adjusted EPS guidance $ 3.65 $ 4.05 15